UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22987

Pioneer ILS Interval Fund
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer ILS
Interval Fund

Semiannual Report | April 30, 2021
Ticker Symbol: XILSX
Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-391-3034.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
2 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2021. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with P. Campbell Brown, a vice president and a portfolio manager at Amundi US.
Q    How did the Fund perform during the six-month period ended April 30, 2021?
A    Pioneer ILS Interval Fund returned 1.43% at net asset value (NAV) during the six-month period ended April 30, 2021, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 0.05%.
Q    What were the principal factors that affected the market for insurance-linked securities (ILS), and the Fund’s performance, during the six-month period ended April 30, 2021?
A    The ILS market was fairly quiet during the past six months, with few major triggering events, positive rate-on-line (ROL) increases, and orderly market conditions. (ROL is the ratio of premium paid to loss recoverable in a reinsurance contract. Simply put, ROL represents how much money an insurer must commit in order to obtain reinsurance coverage.)
From a peril standpoint, Winter Storm Uri was the most notable event during the six-month period. Between February 14 and February 18, 2021, Texas experienced a significant amount of snow and ice as well as freezing temperatures. The combination of those conditions, along with the unusually high demand for electricity, crippled the power grid and left large parts of the state without electrical power and heat. The loss of power can create a wide range of scenarios that may translate into insured losses, largely from water damage and business-interruption claims. The current industry loss consensus for the event stands at between $10 billion to $15 billion. The portfolio had exposure to Winter Storm Uri, but we expect the effects on the Fund’s NAV to be modest.
Otherwise, a number of favorable trends occurred across the industry during the six-month period, which helped the Fund’s performance.
4 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Among the favorable trends were:
•    Continued ROL improvements for many perils and geographies
•    Improved terms and conditions for contracts, most notably around communicable-disease exclusions and cyber-security
•    Market and capacity dislocations that have been creating market imbalances, thus potentially leading to opportunistic investment transactions
•    Continuous improvements in risk modeling, more rigorous underwriting, and claims-management discipline
Q    How would you characterize the January 2021 renewal period?
A    The January renewal period was orderly, and we saw the realization of our ROL-increase expectations. We sought to take advantage of the positive, or “hardening,” environment, through our stable investment approach and vehicle-agnostic philosophy. A “hardening market” is a period when the price-per-unit of risk is on the rise. We have seen favorable trends in that regard dating back to December 2017. The losses from the triggering events over the last few months of 2018 masked the ROL improvements that occurred during that year. In general, the industry again witnessed favorable ROL trends in 2019-2020, as well as during the first four months of 2021, through the end of the six-month period. In fact, the last time the pricing margins were at this level was in 2013.
Q    Can you discuss current market capitalization and its potential effects on the Fund?
A    Global reinsurance capital was stable in 2020, at approximately $625 billion, with ILS capital representing about 15% of that total. While at the industry level, ILS capital has generally been growing over the past 15 years, the composition and capabilities of those managers has seen quite a bit of fluctuation. Overall capacity has remained constrained, given that many traditional reinsurance companies have continued to face balance-sheet pressures due to the uncertainty created by the pandemic-related economic conditions experienced in 2020. Reinsurance companies have typically written business that has leveraged their balance sheets, with the promise to pay claims in the future based on their financial strength.
With balance sheets impaired due to last year’s downturn in economic growth, reinsurers have had two options: 1) reduce their risk-exposure intake, thus reducing the supply of capacity in the market; or 2) purchase
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 5

additional reinsurance coverage to supplement their balance sheets, which may increase demand. Effectively, the supply/demand curve would be imbalanced whichever decision the reinsurer makes, which, in turn, could lead to better pricing in the market.
We have sought to capitalize on those dislocations on an opportunistic basis when the underlying exposure, as well as risk and return metrics, happen to fit our investment strategy for the Fund. In general, we believe ILS managers with a stable capital base and access to additional capital in stressful times could find themselves in a better position to take advantage of price dislocations, and to improve both terms and conditions during renewal periods.
Q   Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2021? If so, did the derivatives have any effect on performance?
A   We invested the portfolio in some forward foreign currency contracts in an effort to hedge the risk of having investments denominated in non-US dollar currencies. The contracts had no material impact on the Fund’s results during the six-month period.
Q   What factors affected the Fund’s distributions* to shareholders during the six-month period ended April 30, 2021?
A   The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2020, the Fund paid a dividend* of $0.4416 per share, a decline from the dividend of $0.5517 per share paid in November 2019. The next scheduled Fund distribution is in November 2021.
Q   Have you made any changes to Fund’s investment strategy heading into the second half of the fiscal year?
A   We have maintained a steady investment approach that attempts to keep the portfolio well diversified** across different regions and perils. We have kept our focus on sponsor quality and deal structure, and have sought to avoid the riskiest parts of the ILS market. Our goals are to have the portfolio broadly reflect the risks and returns associated with the reinsurance industry, to collect sufficient premiums to offset a reasonable level of losses, and to deliver an attractive return for the Fund’s investors.
*   Distributions and dividends are not guaranteed.
** Diversification does not assure a profit nor protect against loss.
6 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

We do not invest the portfolio in every new ILS deal. Instead, we use a comprehensive due-diligence process to evaluate each investment for the appropriate structure as well as the alignment of interest between the Fund and the ceding insurer. As noted earlier, we have continued to be sponsor-agnostic, meaning that there are no direct affiliations or ownership conditions in place with a reinsurer. We believe that approach may prevent the Fund from taking on the idiosyncratic risks of holding large positions in one reinsurer. Instead, we have focused on the broad, overall ILS market.
We have remained dedicated to attempting to add value through our security selection process, rigorous attention to sourcing investments with attractive yields, and management of the portfolio’s risk profile.
More broadly speaking, we believe ILS may represent a continued source of diversification for investors at a time of elevated equity valuations, an ongoing low-interest-rate environment, and tight yield spreads in the bond market’s credit sectors. (Credit, or yield spreads, are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 7

Please refer to the Schedule of Investments on pages 14–28 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.
The Fund is not a complete investment program.
The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.
The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.
The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.
The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.
8 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 9

Portfolio Summary | 4/30/21

†	Amount rounds to less than 0.1%.
10 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

10 Largest Holdings
(As a percentage of total investments)*

1.	Berwick Re 2021-1, 12/31/24	5.71%
2.	Gullane Re 2021, 12/31/24	5.38
3.	Merion Re 2021-2, 12/31/24	4.95
4.	Thopas Re 2021, 12/31/24	4.13
5.	Sussex Re 2021-1, 12/31/24	3.58
6.	Bantry Re 2021, 12/31/24	3.17
7.	Pangaea Re 2020-3, 7/1/24	2.76
8.	Eden Re II, Series B, 3/21/25 (144A)	2.49
9.	Gleneagles Re 2021, 12/31/24	2.40
10.	Holy Head Re 2021, 12/31/21	2.38

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 11

Prices and Distributions | 4/30/21

Net Asset Value

	4/30/21	10/31/20
Net Asset Value	$8.56	$8.88

Distributions

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
11/1/20–4/30/21	$0.4416	$ —	$ —

The data shown above represents past performance, which is no guarantee of future results.
Index Definition
The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $1,000,000 Investment” chart appearing on page 13.
12 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21
Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.
Average Annual Total Returns
(As of April 30, 2021)
	Net	ICE BofA
	Asset	3-Month
	Value	U.S. Treasury
Period	(NAV)	Bill Index
Life of Class
(12/17/2014)	3.05%	0.89%
5 Years	1.51	1.18
1 Year	6.46	0.11

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.93%

Call 1-844-391-3034 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.
The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for a more current expense ratio.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 13

Schedule of Investments | 4/30/21 (unaudited)

Principal
Amount USD ($)		Value
UNAFFILIATED ISSUERS — 99.0%
INSURANCE-LINKED SECURITIES — 99.0%
of Net Assets#
Event Linked Bonds — 23.0%
Earthquakes – California — 0.0%†
300,000(a)	Ursa Re, 5.758% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	$ 306,360
Earthquakes – Japan — 0.3%
800,000(a)	Nakama Re, 2.2% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	$ 801,120
1,750,000(a)	Nakama Re, 3.042% (3 Month USD LIBOR + 300 bps),
	4/13/23 (144A)	1,751,575
$ 2,552,695
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
	3.604% (3 Month USD LIBOR + 350 bps), 3/13/24 (144A)	$ 253,300
Earthquakes – U.S. — 0.8%
2,000,000(a)	Merna Reinsurance II Ltd., 3.758% (3 Month U.S. Treasury
	Bill + 375 bps), 4/5/24 (144A)	$ 2,030,800
2,500,000(a)	Sakura RE Ltd., 4.008% (3 Month U.S. Treasury Bill +
	400 bps), 4/7/25 (144A)	2,526,000
3,500,000(a)	Torrey Pines Re Pte Ltd., 1.75% (3 Month U.S. Treasury
	Bill + 525 bps), 6/7/24 (144A)	3,494,750
$ 8,051,550
Earthquakes – U.S. Multistate — 0.2%
1,750,000(a)	Sierra, Ltd. 2021-1, 2.708% (3 Month U.S. Treasury Bill +
	270 bps), 1/31/24 (144A)	$ 1,758,400
Inland Flood – U.S. — 1.2%
500,000(a)	FloodSmart Re, 11.838% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 491,950
7,450,000(a)	FloodSmart Re Ltd., 13.0% (3 Month U.S. Treasury Bill +
	1,300 bps), 3/1/24 (144A)	7,517,050
1,250,000(a)	FloodSmart Re Ltd., 15.088% (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	1,253,750
3,000,000(a)	FloodSmart Re Ltd., 16.75% (3 Month U.S. Treasury Bill +
	1,675 bps), 3/1/24 (144A)	3,025,200
$ 12,287,950
Multiperil – Japan — 0.3%
750,000(a)	Akibare Re, 2.092% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 750,600
2,250,000(a)	Akibare Re, 2.092% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	2,252,250
$ 3,002,850

The accompanying notes are an integral part of these financial statements.
14 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
	Multiperil – U.S. — 6.6%
2,750,000(a)	Bowline Re, Series 2018-1, 4.768% (3 Month U.S. Treasury
	Bill + 476 bps), 5/23/22 (144A)	$ 2,772,000
750,000(a)	Caelus Re V, 10.708% (3 Month U.S. Treasury Bill +
	1,070 bps), 6/9/25 (144A)	75
1,600,000(a)	Caelus Re VI, 5.508% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	1,627,360
2,500,000(a)	Caelus Re VI, 5.508% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	2,558,000
2,500,000(a)	Easton Re Pte, 4.008% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	2,514,000
1,000,000(a)	Fortius Re, 3.42% (6 Month USD LIBOR + 342 bps),
	7/7/21 (144A)	1,001,500
3,000,000(a)	Four Lakes Re, 7.008% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	2,981,100
3,000,000(a)	Four Lakes Re, 9.508% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	2,959,200
1,050,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/21/22 (144A)	1,055,040
1,000,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,004,400
16,500,000(a)	Kilimanjaro Re, 4.94% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	16,549,500
500,000(a)	Kilimanjaro Re, 13.61% (3 Month USD LIBOR +
	1,361 bps), 5/6/22 (144A)	501,500
366,992(a)	Residential Reinsurance 2016, 0.508% (3 Month U.S.
	Treasury Bill + 50 bps), 6/7/21 (144A)	18,349
250,000(a)	Residential Reinsurance 2017, 3.278% (3 Month U.S.
	Treasury Bill + 327 bps), 6/6/21 (144A)	249,425
2,500,000(a)	Residential Reinsurance 2017, 5.938% (3 Month U.S.
	Treasury Bill + 593 bps), 12/6/21 (144A)	2,497,250
1,700,000(a)	Residential Reinsurance 2017, 13.048% (3 Month U.S.
	Treasury Bill + 1,304 bps), 12/6/21 (144A)	1,689,120
250,000(a)	Residential Reinsurance 2018, 3.368% (3 Month U.S.
	Treasury Bill + 336 bps), 6/6/22 (144A)	245,975
1,250,000(a)	Residential Reinsurance 2018, 11.798% (3 Month U.S.
	Treasury Bill + 1,179 bps), 12/6/22 (144A)	1,237,500
2,500,000(a)	Residential Reinsurance 2019, 12.378% (3 Month U.S.
	Treasury Bill + 1,237 bps), 12/6/23 (144A)	2,482,250
2,250,000(a)	Residential Reinsurance 2020, 6.258% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	2,272,275
250,000(b)	Residential Reinsurance 2020 Ltd., 12/6/21 (144A)	188,500
2,250,000(a)	Residential Reinsurance 2020 Ltd., 8.258% (3 Month U.S.
	Treasury Bill + 825 bps), 12/6/24 (144A)	2,252,475
10,050,000(a)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	10,002,765
3,000,000(a)	Sanders Re II, 4.368% (3 Month U.S. Treasury Bill +
	436 bps), 4/7/24 (144A)	3,019,800

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 15

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Principal
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
1,500,000(a)	Spectrum Capital, 5.75% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	$ 1,503,600
2,500,000(a)	Sussex Re 2020-1, 7.758% (3 Month U.S. Treasury Bill +
	775 bps), 1/8/25 (144A)	2,553,500
250,000(a)	Tailwind Re 2017-1, 7.658% (3 Month U.S. Treasury Bill +
	765 bps), 1/8/22 (144A)	252,000
250,000(a)	Tailwind Re 2017-1, 9.468% (3 Month U.S. Treasury Bill +
	946 bps), 1/8/22 (144A)	252,800
		$ 66,241,259
	Multiperil – U.S. & Canada — 3.6%
4,750,000(a)	Hypatia, Ltd., 6.758% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 4,987,500
5,000,000(a)	Hypatia, Ltd., 9.758% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	5,254,500
1,250,000(a)	Kilimanjaro III Re Ltd., 4.258% (3 Month U.S. Treasury
	Bill + 425 bps), 4/21/25 (144A)	1,249,375
500,000(a)	Kilimanjaro III Re Ltd., 4.258% (3 Month U.S. Treasury
	Bill + 425 bps), 4/20/26 (144A)	499,750
1,000,000(a)	Kilimanjaro III Re Ltd., 4.508% (3 Month U.S. Treasury
	Bill + 450 bps), 4/21/25 (144A)	999,500
500,000(a)	Kilimanjaro III Re Ltd., 4.508% (3 Month U.S. Treasury
	Bill + 450 bps), 4/20/26 (144A)	499,750
2,250,000(a)	Kilimanjaro III Re Ltd., 11.258% (3 Month U.S. Treasury
	Bill + 1,125 bps), 4/21/25 (144A)	2,248,875
2,250,000(a)	Kilimanjaro III Re Ltd., 11.258% (3 Month U.S. Treasury
	Bill + 1,125 bps), 4/20/26 (144A)	2,248,875
250,000(a)	Kilimanjaro Re, 4.954% (3 Month USD LIBOR +
	494 bps), 5/5/23 (144A)	252,000
6,940,000(a)	Mona Lisa Re, 8.008% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	7,032,996
7,000,000(a)	Mystic Re IV Ltd., 9.008% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/24 (144A)	7,154,000
3,500,000(a)	Vista RE Ltd., 0.508% (3 Month U.S. Treasury Bill +
	50 bps), 5/21/24 (144A)	3,500,000
		$ 35,927,121
	Multiperil – U.S. Regional — 0.8%
250,000(a)	First Coast Re II Pte, 5.66% (3 Month U.S. Treasury Bill +
	566 bps), 6/7/23 (144A)	$ 252,000
3,350,000(a)	Long Point Re III, 2.758% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	3,363,065
4,000,000(a)	Matterhorn Re, 5.008% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	3,902,400
		$ 7,517,465

The accompanying notes are an integral part of these financial statements.
16 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
Multiperil – Worldwide — 0.3%
2,250,000(a)	Kendall Re, 5.283% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	$ 2,249,775
1,000,000(a)	Northshore Re II, 5.758% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	1,025,000
$ 3,274,775
Windstorm – Florida — 0.8%
7,000,000(a)	First Coast Re III Pte Ltd., 6.008% (3 Month U.S. Treasury
	Bill + 600 bps), 4/7/25 (144A)	$ 7,038,500
1,000,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR +
	405 bps), 6/10/22 (144A)	998,800
250,000(a)	Integrity Re II, 7.338% (3 Month USD LIBOR +
	725 bps), 4/12/23 (144A)	258,975
$ 8,296,275
Windstorm – Japan — 0.6%
1,000,000(a)	Akibare Re, 2.758% (3 Month U.S. Treasury Bill +
	275 bps), 4/7/24 (144A)	$ 1,004,100
4,750,000(a)	Sakura RE Ltd., 2.258% (3 Month U.S. Treasury Bill +
	225 bps), 4/7/25 (144A)	4,765,675
$ 5,769,775
Windstorm – Mexico — 0.4%
2,000,000(a)	International Bank for Reconstruction & Development,
	6.64%, 3/13/24	$ 2,026,400
1,750,000(a)	International Bank for Reconstruction & Development,
10.104% (3 Month USD LIBOR + 1,000 bps),
	3/13/24 (144A)	1,773,100
$ 3,799,500
Windstorm – North Carolina — 1.2%
11,750,000(a)	Cape Lookout Re Ltd., 3.258% (1 Month U.S. Treasury Bill +
	325 bps), 3/22/24 (144A)	$ 11,717,100
Windstorm – Texas — 0.9%
3,750,000(a)	Alamo Re, 3.408% (3 Month U.S. Treasury Bill +
	340 bps), 6/7/21 (144A)	$ 3,753,000
5,000,000(a)	Alamo Re II, 5.758% (1 Month U.S. Treasury Bill +
	575 bps), 6/8/23 (144A)	5,217,000
$ 8,970,000
Windstorm – U.S. Regional — 5.0%
2,250,000(a)	Cape Lookout Re, 4.158% (1 Month U.S. Treasury Bill +
	415 bps), 2/25/22 (144A)	$ 2,254,050
2,250,000(a)	Cosaint Re Pte Ltd., 9.258% (3 Month U.S. Treasury Bill +
	925 bps), 4/3/24 (144A)	2,270,250
11,250,000(b)	Matterhorn Re, 12/7/21 (144A)	10,492,875
4,750,000(a)	Matterhorn Re, 4.386% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	4,756,650

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 17

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Principal
Amount USD ($)		Value
	Windstorm – U.S. Regional — (continued)
9,500,000(a)	Matterhorn Re, 5.636% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	$ 9,503,800
5,600,000(a)	Matterhorn Re, 6.258% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	5,626,880
250,000(a)	Matterhorn Re, 7.008% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	254,150
4,250,000(a)	Matterhorn Re, 7.508% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	4,247,025
10,250,000(a)	Matterhorn Re, 10.008% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	10,455,000
		$ 49,860,680
	Total Event Linked Bonds	$229,587,055

Face
Amount USD ($)
	Collateralized Reinsurance — 17.0%
	Multiperil – U.S. — 3.4%
6,410,084+(c)(d)	Ballybunion Re, 2/28/22	$ 6,698,894
5,451,411+(c)(d)	Ballybunion Re, 5/31/24	5,960,450
1,250,000+(d)	Dingle Re 2019, 2/1/22	25,657
1,535,000+(c)(d)	Dingle Re 2020, 12/31/21	1,587,946
15,703,476+(d)	Kingsbarn Re 2018, 5/19/21	15,704
15,150,000+(c)(d)	Kingsbarn Re 2020, 5/1/22	15,679,201
4,994,779+(c)(d)	Maidstone Re 2018, 1/15/21	93,402
3,062,750+(c)(d)	Riviera Re 2017, 4/30/21	393,257
11,084,286+(c)(d)	Riviera Re 2018-2, 4/30/21	3,060,656
		$ 33,515,167
	Multiperil – Worldwide — 12.5%
10,000,000+(c)(d)	Cerulean Re 2018-B1, 7/31/21	$ 3,832,000
4,600,000+(d)	Clarendon Re 2020, 12/31/21	4,668,792
4,980,000+(d)	Clarendon Re 2021, 1/31/24	4,461,000
4,537,500+(c)(d)	Cyprus Re 2017, 1/31/22	454
11,935,217+(c)(d)	Dartmouth Re 2018, 1/15/21	2,519,524
7,900,000+(c)(d)	Dartmouth Re 2021, 12/31/24	6,364,106
8,000,000+(c)(d)	Drumoig Re 2020, 12/31/23	4,233,928
10,240,739+(c)(d)	Gloucester Re 2018, 2/28/21	1,802,370
5,400,000+(c)(d)	Kingston Heath Re 2020, 2/28/21	2,479,149
4,499,940+(c)(d)	Kingston Heath Re 2021, 12/31/24	4,038,152
2,608,000+(b)(c)(d)	Limestone Re, 3/1/23 (144A)	3,599,562
36,000+(b)(d)	Limestone Re 2016-1, 8/31/21	3,000
82,000+(d)	Limestone Re 2016-1, 8/31/21	6,833

The accompanying notes are an integral part of these financial statements.
18 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
194,000+(c)(d)	Limestone Re 2019-2, 10/1/23	$ 267,759
1,539,000+(c)(d)	Limestone Re 2020-1, Series A, 3/1/24 (144A)	401,987
1,161,000+(c)(d)	Limestone Re 2020-2, 10/1/24	1,258,292
20,619,000+(c)(d)	Limestone Re 2020-2, 10/1/24	22,346,872
5,273,540+(c)(d)	Lindrick Re 2018, 0.914%, 6/15/21	4,908,430
12,000,000+(c)(d)	Merion Re 2021-1, 12/31/24	10,822,325
12,500,000+(c)(d)	Old Head Re 2021, 12/31/24	10,500,756
7,333,436+(c)(d)	Oyster Bay Re 2018, 1/15/21	6,655,826
3,500,000+(d)	Pine Valley Re 2021, 12/31/24	3,325,455
6,500,000+(d)	Porthcawl Re 2021, 12/31/2024	5,741,129
5,000,000+(d)	Portsalon Re 2020, 6/30/24	5,000,960
4,100,000+(b)(c)(d)	Resilience Re, 10/6/21	410
5,000,000+(b)(c)(d)	Resilience Re, 5/1/22	500
15,658,450+(c)(d)	Seminole Re 2018, 1/15/21	386,882
4,600,000+(d)	Seminole Re 2020, 2/28/21	4,668,973
15,546,234+(c)(d)	Walton Health Re 2018, 6/15/21	4,883,461
8,050,000+(c)(d)	Walton Health Re 2019, 6/30/21	6,764,726
		$125,943,613
	Windstorm – Florida — 0.5%
3,667,500+(d)	Cedar Re 2020, 6/30/24	$ 110,076
8,569,000+(c)(d)	Formby Re 2018, 2/28/22	1,192,748
5,500,405+(c)(d)	Portrush Re 2017, 6/15/21	3,509,808
		$ 4,812,632
	Windstorm – North Carolina — 0.0%†
1,070,000+(d)	Isosceles Re 2020, 4/30/22	$ 14,124
	Windstorm – U.S. Multistate — 0.0%†
2,150,000+(d)	White Heron Re 2020, 6/30/24	$ 82,990
	Windstorm – U.S. Regional — 0.6%
2,500,000+(d)	Liphook Re 2020, 6/30/24	$ 2,585,421
2,350,000+(c)(d)	Oakmont Re 2017, 4/30/21	69,090
3,970,000+(c)(d)	Oakmont Re 2020, 4/30/24	3,205,932
		$ 5,860,443
	Total Collateralized Reinsurance	$170,228,969
	Industry Loss Warranties — 2.4%
	Multiperil – U.S. — 2.4%
25,000,000+(d)	Holy Head Re 2021, 12/31/21	$ 23,583,128
	Total Industry Loss Warranties	$ 23,583,128
	Reinsurance Sidecars — 56.6%
	Multiperil – U.S. — 2.8%
12,500,000+(c)(d)	Carnoustie Re 2017, 11/30/21	$ 1,647,500
19,250,000+(c)(d)	Carnoustie Re 2020, 12/31/23	2,610,300

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Face
Amount USD ($)		Value
	Multiperil – U.S. — (continued)
19,816,277+(c)(d)	Carnoustie Re 2021, 12/31/24	$ 20,266,527
14,673,432+(c)(d)	Castle Stuart Re 2018, 12/1/21	458,535
33,700,000+(c)(e)	Harambee Re 2018, 12/31/21	117,950
27,831,163+(e)	Harambee Re 2019, 12/31/22	233,782
27,000,000+(c)(e)	Harambee Re 2020, 12/31/23	2,867,400
		$ 28,201,994
	Multiperil – U.S. Regional — 0.0%†
5,110,275+(c)(d)	EC0009 Re, 12/31/20	$ 403,712
	Multiperil – Worldwide — 53.8%
4,200+(d)	Alturas Re 2019-1, 3/10/23 (144A)	$ 19,207
85,044+(e)	Alturas Re 2019-2, 3/10/22	225,868
186,581+(d)(e)	Alturas Re 2019-3, 9/12/23	259,348
506,411+(d)	Alturas Re 2020-1A, 3/10/23	231,835
694,693+(c)(d)	Alturas Re 2020-1B, 3/10/23 (144A)	318,030
1,171,512+(e)	Alturas Re 2020-2, 3/10/23	1,468,842
2,000,000+(c)(e)	Alturas Re 2020-3, 9/30/24	2,006,000
9,000,000+(c)(e)	Alturas Re 2021-2, 12/31/24	8,855,100
4,000,000+(c)(d)	Bantry Re 2016, 3/31/22	322,400
9,006,108+(c)(d)	Bantry Re 2017, 3/31/22	526,326
20,980,295+(c)(d)	Bantry Re 2018, 12/31/21	239,175
22,000,000+(c)(d)	Bantry Re 2019, 12/31/22	747,201
25,891,803+(c)(d)	Bantry Re 2020, 12/31/23	3,785,382
30,000,000+(c)(d)	Bantry Re 2021, 12/31/24	31,385,589
5,299,000+(c)(d)	Berwick Re 2017-1, 2/1/21	175,397
53,833,776+(c)(d)	Berwick Re 2018-1, 12/31/21	5,172,465
38,460,846+(c)(d)	Berwick Re 2019-1, 12/31/22	4,596,071
51,030,677+(d)	Berwick Re 2020-1, 12/31/23	5,103
53,950,000+(c)(d)	Berwick Re 2021-1, 12/31/24	56,469,465
12,600,000+(e)	Blue Lotus Re 2018, 12/31/21	386,820
2,750,000+(c)(d)	Clearwater Re 2020, 6/30/22	554,675
10,045,000+(c)(d)	Clearwater Re 2021, 6/30/23	10,045,000
437,500+(b)(d)	Eden Re II, 3/22/22 (144A)	356,588
967,442+(b)(d)	Eden Re II, 3/22/22 (144A)	764,093
266,939+(b)(d)	Eden Re II, 3/22/23 (144A)	1,544,346
2,830,000+(b)(d)	Eden Re II, 3/22/24 (144A)	3,433,922
25,400,000+(b)(c)(d)	Eden Re II, Series B, 3/21/25 (144A)	24,602,440
7,000,000+(c)(d)	Gleneagles Re 2016, 11/30/21	218,400
19,900,000+(c)(d)	Gleneagles Re 2017, 12/31/17	2,074,855
21,917,000+(c)(d)	Gleneagles Re 2018, 12/31/21	2,592,781
19,436,692+(d)	Gleneagles Re 2019, 12/31/22	434,357
21,962,485+(c)(d)	Gleneagles Re 2020, 12/31/23	3,114,280
22,970,000+(c)(d)	Gleneagles Re 2021, 12/31/24	23,703,137
47,710,184+(c)(d)	Gullane Re 2018, 12/31/21	8,132,803

The accompanying notes are an integral part of these financial statements.
20 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
51,500,000+(c)(d)	Gullane Re 2021, 12/31/24	$ 53,161,643
42,000+(d)	Limestone Re 2018, 3/1/22	4
3,250,000+(e)	Lion Rock Re 2019, 1/31/22	131,950
3,500,000+(d)(e)	Lion Rock Re 2020, 1/31/22	139,650
3,500,000+(c)(e)	Lion Rock Re 2021, 12/31/24	3,797,150
19,500,000+(c)(e)	Lorenz Re 2018, 7/1/21	208,650
13,577,448+(c)(e)	Lorenz Re 2019, 6/30/22	638,140
12,794,138+(c)(e)	Lorenz Re 2020, 6/30/23	12,666,197
14,305,862+(c)(e)	Lorenz Re 2020, 6/30/23	14,162,803
44,514,882+(c)(d)	Merion Re 2018-2, 12/31/21	7,367,213
47,630,000+(c)(d)	Merion Re 2021-2, 12/31/24	48,909,711
20,000,000+(d)	Pangaea Re 2016-2, 11/30/21	35,666
12,750,000+(c)(d)	Pangaea Re 2018-1, 12/31/21	268,445
17,500,000+(c)(d)	Pangaea Re 2018-3, 7/1/22	363,009
12,750,000+(c)(d)	Pangaea Re 2019-1, 2/1/23	265,678
16,380,464+(c)(d)	Pangaea Re 2019-3, 7/1/23	589,220
17,538,941+(d)	Pangaea Re 2020-1, 2/1/24	372,211
19,010,000+(c)(d)	Pangaea Re 2020-1, 12/31/24	19,543,887
25,000,000+(c)(d)	Pangaea Re 2020-3, 7/1/24	27,311,528
2,767,000+(c)(d)	Phoenix One Re, 1/4/27	2,796,330
4,320,248+(b)(c)(d)	Sector Re V, 12/1/23 (144A)	1,130,973
20,526+(b)(d)	Sector Re V, 3/1/24 (144A)	342,317
944,953+(b)(c)(d)	Sector Re V, 3/1/24 (144A)	532,318
2,495,047+(b)(d)	Sector Re V, 3/1/24 (144A)	1,405,527
125,000+(b)(d)	Sector Re V, 12/1/24 (144A)	296,834
287,975+(b)(c)(d)	Sector Re V, 12/1/24 (144A)	683,846
3,240,000+(b)(d)	Sector Re V, 3/1/25 (144A)	3,877,787
5,160,000+(b)(d)	Sector Re V, 3/1/25 (144A)	6,175,734
9,650,072+(b)(d)	Sector Re V, 3/1/25 (144A)	10,497,929
2,000,000+(b)(c)(d)	Sector Re V, 12/1/25 (144A)	1,959,474
3,491,777+(b)(c)(d)	Sector Re V, 12/1/25 (144A)	3,421,023
8,500,000+(a)(d)	Sector Re V Ltd., 0.008% (3 Month U.S. Treasury Bill +
	0 bps), 3/1/26 (144A)	8,500,000
5,000,000+(c)(d)	St. Andrews Re 2017-1, 2/1/21	339,000
7,760,968+(c)(d)	St. Andrews Re 2017-4, 6/1/21	763,679
33,083,230+(d)	Sussex Re 2020-1, 12/31/22	1,912,211
35,500,000+(c)(d)	Sussex Re 2021-1, 12/31/24	35,358,000
24,000,000+(c)(e)	Thopas Re 2018, 12/31/21	151,200
16,586,501+(c)(e)	Thopas Re 2019, 12/31/22	693,316
19,180,000+(e)	Thopas Re 2020, 12/31/23	63,294
40,000,000+(c)(e)	Thopas Re 2021, 12/31/24	40,876,000
35,000,000+(c)(d)	Versutus Re 2018, 12/31/21	115,500
30,889,158+(d)	Versutus Re 2019-A, 12/31/21	543,649

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
1,188,665+(d)	Versutus Re 2019-B, 12/31/21	$ 19,494
27,500,000+(c)(e)	Viribus Re 2018, 12/31/21	—
11,676,844+(c)(e)	Viribus Re 2019, 12/31/22	484,589
17,333,977+(c)(e)	Viribus Re 2020, 12/31/23	109,204
16,166,380+(c)(e)	Viribus Re 2021, 12/31/24	17,163,846
40,641,287+(c)(d)	Woburn Re 2018, 12/31/21	2,983,070
17,003,469+(c)(d)	Woburn Re 2019, 12/31/22	5,027,926
		$536,924,126
	Total Reinsurance Sidecars	$565,529,832
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $987,054,872)	$988,928,984
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.0%
	(Cost $992,472,940)	$988,928,984
	OTHER ASSETS AND LIABILITIES — 1.0%	$ 9,710,625
	NET ASSETS — 100.0%	$998,639,609

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2021, the value of these securities amounted to
$301,656,427, or 30.2% of net assets.
†	Amount rounds to less than 0.1%.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2021.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Non-income producing security.
(d)	Issued as participation notes.
(e)	Issued as preference shares.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Akibare Re	3/19/2020	$ 1,000,000	$ 1,004,100
Akibare Re	3/22/2018	750,000	750,600
Akibare Re	3/22/2018	2,250,000	2,252,250
Alamo Re	5/23/2018	3,750,000	3,753,000
Alamo Re II	5/29/2020	5,007,091	5,217,000
Alturas Re 2019-1	12/20/2018	4,200	19,207
Alturas Re 2019-2	12/19/2018	85,044	225,868
Alturas Re 2019-3	6/26/2019	186,581	259,348
Alturas Re 2020-1A	12/27/2019	440,917	231,835
Alturas Re 2020-1B	1/1/2020	694,693	318,030
Alturas Re 2020-2	1/1/2020	1,208,204	1,468,842
Alturas Re 2020-3	7/1/2020	2,000,000	2,006,000

The accompanying notes are an integral part of these financial statements.
22 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2021-2	12/29/2020	$ 9,000,000	$ 8,855,100
Ballybunion Re	12/31/2019	6,427,345	6,698,894
Ballybunion Re 2020-2	8/21/2020	5,451,411	5,960,450
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	526,534	526,326
Bantry Re 2018	2/6/2019	238,719	239,175
Bantry Re 2019	2/26/2019	—	747,201
Bantry Re 2020	1/17/2020	1,438,900	3,785,382
Bantry Re 2021	1/11/2021	30,000,000	31,385,589
Berwick Re 2017-1	1/3/2017	175,727	175,397
Berwick Re 2018-1	1/10/2018	8,841,972	5,172,465
Berwick Re 2019-1	12/31/2018	4,595,744	4,596,071
Berwick Re 2020-1	9/18/2020	—	5,103
Berwick Re 2021-1	12/28/2020	53,950,000	56,469,465
Blue Lotus Re 2018	12/20/2017	—	386,820
Bowline Re	5/10/2018	2,750,000	2,772,000
Caelus Re V	5/4/2018	750,000	75
Caelus Re VI	2/20/2020	2,499,785	2,558,000
Caelus Re VI	2/20/2020	1,596,785	1,627,360
Cape Lookout Re	10/16/2019	2,246,039	2,254,050
Cape Lookout Re Ltd.	3/9/2021	11,750,000	11,717,100
Carnoustie Re 2017	1/3/2017	2,971,966	1,647,500
Carnoustie Re 2020	7/16/2020	876,019	2,610,300
Carnoustie Re 2021	1/11/2021	19,816,277	20,266,527
Castle Stuart Re 2018	12/20/2017	3,414,260	458,535
Cedar Re 2020	7/31/2020	—	110,076
Cerulean Re 2018-B1	9/10/2018	8,664,035	3,832,000
Clarendon Re 2020	5/5/2020	3,916,374	4,668,792
Clarendon Re 2021	4/12/2021	4,468,852	4,461,000
Clearwater Re 2020	6/19/2020	119,480	554,675
Clearwater Re 2021	4/15/2021	10,045,000	10,045,000
Cosaint Re Pte Ltd.	3/19/2021	2,250,000	2,270,250
Cyprus Re 2017	1/24/2017	15,250	454
Dartmouth Re 2018	1/18/2018	4,850,872	2,519,524
Dartmouth Re 2021	1/19/2021	5,916,673	6,364,106
Dingle Re 2019	3/4/2019	—	25,657
Dingle Re 2020	2/13/2020	1,429,853	1,587,946
Drumoig Re 2020	12/21/2020	4,233,793	4,233,928
Easton Re Pte	4/9/2021	2,520,155	2,514,000
EC0009 Re	1/22/2018	1,155,390	403,712
Eden Re II	1/22/2019	115,300	1,544,346
Eden Re II	1/23/2018	114,050	764,093
Eden Re II	3/2/2018	58,079	356,588
Eden Re II	9/28/2020	2,993,912	3,433,922
Eden Re II, Series B	1/25/2021	25,400,000	24,602,440
First Coast Re II Pte	12/31/2020	252,357	252,000
First Coast Re III Pte Ltd.	3/4/2021	7,000,000	7,038,500
FloodSmart Re	6/5/2020	486,528	491,950
FloodSmart Re Ltd.	2/16/2021	3,000,000	3,025,200
FloodSmart Re Ltd.	2/9/2021	1,264,963	1,253,750
FloodSmart Re Ltd.	2/16/2021	7,450,000	7,517,050
Formby Re 2018	7/9/2018	945,390	1,192,748
Fortius Re	7/13/2017	1,000,000	1,001,500
Four Lakes Re	11/5/2020	3,000,000	2,959,200

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Restricted Securities	Acquisition date	Cost	Value
Four Lakes Re	11/5/2020	$ 3,000,000	$ 2,981,100
Gleneagles Re 2016	1/14/2016	—	218,400
Gleneagles Re 2017	1/11/2017	2,961,789	2,074,855
Gleneagles Re 2018	12/27/2017	1,759,342	2,592,781
Gleneagles Re 2019	12/31/2018	—	434,357
Gleneagles Re 2020	6/16/2020	1,092,147	3,114,280
Gleneagles Re 2021	1/26/2021	22,970,000	23,703,137
Gloucester Re 2018	1/2/2018	1,659,527	1,802,370
Gullane Re 2018	3/2/2018	4,926,600	8,132,803
Gullane Re 2021	2/16/2021	51,500,000	53,161,643
Harambee Re 2018	12/19/2017	1,714,014	117,950
Harambee Re 2019	12/20/2018	—	233,782
Harambee Re 2020	2/27/2020	1,103,346	2,867,400
Holy Head Re 2021	2/4/2021	22,880,437	23,583,128
Hypatia, Ltd.	7/10/2020	5,032,189	5,254,500
Hypatia, Ltd.	7/10/2020	4,761,844	4,987,500
Integrity Re	4/19/2018	993,224	998,800
Integrity Re II	3/18/2020	250,000	258,975
International Bank for Reconstruction &
Development	2/28/2020	1,742,783	1,773,100
International Bank for Reconstruction &
Development	6/5/2020	244,840	253,300
International Bank for Reconstruction &
Development	2/28/2020	2,000,000	2,026,400
Isosceles Re 2020	6/8/2020	—	14,124
Kendall Re	4/19/2018	2,249,913	2,249,775
Kilimanjaro II Re	4/6/2017	1,000,000	1,004,400
Kilimanjaro II Re	4/6/2017	1,049,703	1,055,040
Kilimanjaro III Re Ltd.	4/8/2021	1,250,000	1,249,375
Kilimanjaro III Re Ltd.	4/8/2021	2,250,000	2,248,875
Kilimanjaro III Re Ltd.	4/8/2021	2,250,000	2,248,875
Kilimanjaro III Re Ltd.	4/8/2021	1,000,000	999,500
Kilimanjaro III Re Ltd.	4/8/2021	500,000	499,750
Kilimanjaro III Re Ltd.	4/8/2021	500,000	499,750
Kilimanjaro Re	4/18/2018	500,000	501,500
Kilimanjaro Re	10/16/2019	248,587	252,000
Kilimanjaro Re	4/18/2018	16,444,031	16,549,500
Kingsbarn Re 2018	6/15/2018	—	15,704
Kingsbarn Re 2020	6/17/2020	14,153,273	15,679,201
Kingston Heath Re 2020	1/21/2020	2,552,472	2,479,149
Kingston Heath Re 2021	1/13/2021	3,800,950	4,038,152
Limestone Re	6/20/2018	1,946,430	3,599,562
Limestone Re 2016-1	2/28/2018	2,193	3,000
Limestone Re 2016-1	2/28/2018	4,996	6,833
Limestone Re 2018	6/20/2018	42,000	4
Limestone Re 2019-2	12/11/2020	285,032	267,759
Limestone Re 2020-1	12/27/2019	230,818	401,987
Limestone Re 2020-2	6/26/2020	1,161,000	1,258,292
Limestone Re 2020-2	6/20/2018	20,619,000	22,346,872
Lindrick Re 2018	6/21/2018	4,459,443	4,908,430
Lion Rock Re 2019	12/17/2018	—	131,950
Lion Rock Re 2020	3/27/2020	42,912	139,650
Lion Rock Re 2021	3/1/2021	3,500,000	3,797,150
Liphook Re 2020	7/14/2020	2,353,401	2,585,421

The accompanying notes are an integral part of these financial statements.
24 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Restricted Securities	Acquisition date	Cost	Value
Long Point Re III	5/17/2018	$ 3,350,000	$ 3,363,065
Lorenz Re 2018	8/21/2018	4,424,365	208,650
Lorenz Re 2019	6/26/2019	4,329,374	638,140
Lorenz Re 2020	8/12/2020	12,794,138	12,666,197
Lorenz Re 2020	8/11/2020	14,305,862	14,162,803
Maidstone Re 2018	1/8/2018	1,268,802	93,402
Matterhorn Re	11/24/2020	9,518,966	9,503,800
Matterhorn Re	11/24/2020	4,759,811	4,756,650
Matterhorn Re	6/25/2020	10,598,257	10,492,875
Matterhorn Re	6/25/2020	10,297,600	10,455,000
Matterhorn Re	1/29/2020	5,608,090	5,626,880
Matterhorn Re	1/29/2020	4,000,000	3,902,400
Matterhorn Re	4/9/2021	254,081	254,150
Matterhorn Re	12/20/2019	4,250,628	4,247,025
Merion Re 2018-2	12/28/2017	1,831,881	7,367,213
Merion Re 2021-1	1/8/2021	10,368,923	10,822,325
Merion Re 2021-2	12/28/2020	47,630,000	48,909,711
Merna Reinsurance II Ltd.	3/26/2021	2,000,000	2,030,800
Mona Lisa Re	12/30/2019	6,935,314	7,032,996
Mystic Re IV Ltd.	12/15/2020	7,000,000	7,154,000
Nakama Re	2/22/2018	1,750,000	1,751,575
Nakama Re	9/21/2016	800,553	801,120
Northshore Re II	12/2/2020	1,000,000	1,025,000
Oakmont Re 2017	5/10/2017	—	69,090
Oakmont Re 2020	12/3/2020	2,714,967	3,205,932
Old Head Re 2021	1/22/2021	9,490,922	10,500,756
Oyster Bay Re 2018	1/17/2018	6,545,438	6,655,826
Pangaea Re 2016-2	5/31/2016	—	35,666
Pangaea Re 2018-1	12/26/2017	1,823,341	268,445
Pangaea Re 2018-3	6/27/2018	4,215,068	363,009
Pangaea Re 2019-1	1/9/2019	133,859	265,678
Pangaea Re 2019-3	7/10/2019	491,414	589,220
Pangaea Re 2020-1	1/13/2020	—	372,211
Pangaea Re 2020-1	1/19/2021	19,010,000	19,543,887
Pangaea Re 2020-3	9/2/2020	25,000,000	27,311,528
Phoenix One Re	12/21/2020	2,767,000	2,796,330
Pine Valley Re 2021	12/30/2020	3,275,186	3,325,455
Porthcawl Re 2021	02/02/2021	5,418,068	5,741,129
Portrush Re 2017	6/12/2017	4,218,727	3,509,808
Portsalon Re 2020	11/12/2020	4,210,866	5,000,960
Residential Reinsurance 2016	4/28/2016	366,992	18,349
Residential Reinsurance 2017	2/28/2018	1,665,711	1,689,120
Residential Reinsurance 2017	3/28/2019	2,476,729	2,497,250
Residential Reinsurance 2017	5/4/2018	249,966	249,425
Residential Reinsurance 2018	12/31/2020	245,970	245,975
Residential Reinsurance 2018	11/15/2018	1,241,496	1,237,500
Residential Reinsurance 2019	11/5/2019	2,492,451	2,482,250
Residential Reinsurance 2020	10/30/2020	2,265,500	2,272,275
Residential Reinsurance 2020 Ltd.	10/30/2020	211,621	188,500
Residential Reinsurance 2020 Ltd.	10/30/2020	2,250,482	2,252,475
Resilience Re	2/8/2017	2,413	500
Resilience Re	4/13/2017	13,396	410
Riviera Re 2017	4/13/2017	2,695,500	393,257
Riviera Re 2018-2	4/10/2018	2,851,779	3,060,656

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 25

Schedule of Investments | 4/30/21 (unaudited)
(continued)

Restricted Securities	Acquisition date	Cost	Value
Sakura RE Ltd.	3/24/2021	$ 2,500,000	$ 2,526,000
Sakura RE Ltd.	3/24/2021	4,750,000	4,765,675
Sanders Re	3/20/2017	10,009,214	10,002,765
Sanders Re II	3/18/2020	3,002,820	3,019,800
Sector Re V	12/14/2018	1,760,046	1,130,973
Sector Re V	5/1/2019	59,241	342,317
Sector Re V	12/21/2020	3,491,777	3,421,023
Sector Re V	5/1/2019	944,953	532,318
Sector Re V	4/23/2019	2,263,613	1,405,527
Sector Re V	12/11/2020	141,594	296,834
Sector Re V	1/1/2020	287,975	683,846
Sector Re V	4/29/2020	9,742,585	10,497,929
Sector Re V	4/29/2020	5,270,038	6,175,734
Sector Re V	4/24/2020	3,313,359	3,877,787
Sector Re V	12/4/2020	2,000,000	1,959,474
Sector Re V Ltd.	4/26/2021	8,500,000	8,500,000
Seminole Re 2018	1/2/2018	135,049	386,882
Seminole Re 2020	5/1/2020	4,600,000	4,668,973
Sierra Ltd 2021-1	1/25/2021	1,750,000	1,758,400
Spectrum Capital	6/13/2017	1,499,922	1,503,600
St. Andrews Re 2017-1	1/3/2017	338,742	339,000
St. Andrews Re 2017-4	3/31/2017	—	763,679
Sussex Re 2020-1	1/21/2020	—	1,912,211
Sussex Re 2020-1	12/7/2020	2,500,000	2,553,500
Sussex Re 2021-1	12/30/2020	35,500,000	35,358,000
Tailwind Re 2017-1	2/28/2018	249,808	252,800
Tailwind Re 2017-1	7/12/2019	249,322	252,000
Thopas Re 2018	12/12/2017	3,258,357	151,200
Thopas Re 2019	12/21/2018	628,481	693,316
Thopas Re 2020	12/30/2019	—	63,294
Thopas Re 2021	12/30/2020	40,000,000	40,876,000
Torrey Pines Re Pte Ltd.	3/12/2021	3,500,000	3,494,750
Ursa Re	11/20/2019	300,000	306,360
Versutus Re 2018	12/20/2017	222,115	115,500
Versutus Re 2019-A	1/28/2019	—	543,649
Versutus Re 2019-B	12/24/2018	—	19,494
Viribus Re 2018	12/22/2017	2,242,647	—
Viribus Re 2019	3/25/2019	—	484,589
Viribus Re 2020	12/30/2019	1,667,280	109,204
Viribus Re 2021	12/29/2020	16,166,380	17,163,846
Vista RE Ltd.	4/26/2021	3,500,000	3,500,000
Walton Health Re 2018	6/25/2018	10,247,049	4,883,461
Walton Health Re 2019	7/18/2019	4,966,774	6,764,726
White Heron Re 2020	7/21/2020	—	82,990
Woburn Re 2018	3/20/2018	14,382,571	2,983,070
Woburn Re 2019	1/30/2019	4,438,566	5,027,926
Total Restricted Securities			$988,928,984
% of Net assets			99.0%

The accompanying notes are an integral part of these financial statements.
26 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021, aggregated $604,470,290 and $458,385,815, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund engaged in purchases of $33,062,073 which resulted in a net realized gain/(loss) of $0. During the six months ended April 30, 2021, the Fund did not engage in sales pursuant to these procedures.
At April 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,025,513,529 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 61,692,181
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(98,276,726)
Net unrealized depreciation	$(36,584,545)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - U.S.	$—	$—	$33,515,167	$33,515,167
Multiperil - Worldwide	—	—	125,943,613	125,943,613
Windstorm - Florida	—	—	4,812,632	4,812,632
Windstorm - North Carolina	—	—	14,124	14,124
Windstorm - U.S. Multistate	—	—	82,990	82,990
Windstorm - U.S. Regional	—	—	5,860,443	5,860,443
Industry Loss Warranties
Multiperil - U.S.	—	—	23,583,128	23,583,128
Reinsurance Sidecars
Multiperil - U.S.	—	—	28,201,994	28,201,994
Multiperil - U.S. Regional	—	—	403,712	403,712
Multiperil - Worldwide	—	—	536,924,126	536,924,126
All Other Insurance-Linked Securities	—	229,587,055	—	229,587,055
Total Investments in Securities	$—	$229,587,055	$759,341,929	$988,928,984

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 27

Schedule of Investments | 4/30/21 (unaudited)
(continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance -
Linked
Securities
Balance as of 10/31/20	$ 700,580,234
Realized gain (loss)(1)	(4,497,769)
Change in unrealized appreciation
(depreciation)(2)	(3,825,366)
Accrued discounts/premiums	311,775
Purchases	473,201,098
Sales	(406,428,043)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/21	$ 759,341,929

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the six months ended April 30, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at April 30, 2021:	$(533,182)

The accompanying notes are an integral part of these financial statements.
28 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Statement of Assets and Liabilities | 4/30/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $992,472,940)	$988,928,984
Cash	12,145,701
Receivables —
Fund shares sold	839
Interest	1,478,665
Other assets	26,684
Total assets	$1,002,580,873
LIABILITIES:
Payables —
Investment securities purchased	$3,500,000
Trustees’ fees	2,161
Professional fees	89,792
Transfer agent fees	138,143
Due to affiliates	142,898
Accrued expenses	68,270
Total liabilities	$3,941,264
NET ASSETS:
Paid-in capital	$1,090,916,163
Distributable earnings (loss)	(92,276,554)
Net assets	$998,639,609
NET ASSET VALUE PER SHARE:
No par value
Based on $998,639,609/116,707,134 shares	$8.56

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 29

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$24,366,240
Interest from unaffiliated issuers	6,258,623
Total investment income		$30,624,863
EXPENSES:
Management fees	$8,212,603
Administrative expense	149,124
Transfer agent fees	290,467
Shareowner communications expense	73,485
Custodian fees	10,644
Registration fees	18,100
Professional fees	147,025
Printing expense	15,494
Pricing fees	3,915
Trustees’ fees	20,428
Insurance expense	232
Miscellaneous	17,345
Total expenses		$8,958,862
Net investment income		$21,666,001
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,294,108)
Forward foreign currency exchange contracts	(177,906)
Other assets and liabilities denominated in
foreign currencies	2,183	$(4,469,831)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(4,477,435)
Forward foreign currency exchange contracts	84,696
Other assets and liabilities denominated in
foreign currencies	(456)	$(4,393,195)
Net realized and unrealized gain (loss) on investments		$(8,863,026)
Net increase in net assets resulting from operations		$12,802,975

The accompanying notes are an integral part of these financial statements.
30 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$21,666,001	$32,148,947
Net realized gain (loss) on investments	(4,469,831)	(24,303,617)
Change in net unrealized appreciation (depreciation)
on investments	(4,393,195)	54,279,356
Net increase in net assets resulting from operations	$12,802,975	$62,124,686
DISTRIBUTIONS TO SHAREOWNERS:
($0.44 and $0.55 per share, respectively)	$(43,564,995)	$(52,200,916)
Total distributions to shareowners	$(43,564,995)	$(52,200,916)
FROM FUND SHARE TRANSACTIONS
Net proceeds from sales of shares	$199,121,458	$242,756,506
Reinvestment of distributions	25,619,090	32,549,134
Cost of shares repurchased	(71,464,992)	(240,743,249)
Net increase in net assets resulting from Fund
share transactions	$153,275,556	$34,562,391
Net increase in net assets	$122,513,536	$44,486,161
NET ASSETS:
Beginning of period	$876,126,073	$831,639,912
End of period	$998,639,609	$876,126,073

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	23,469,428	$199,121,458	28,702,241	$242,756,506
Reinvestment of distributions	3,028,261	25,619,090	3,940,573	32,549,134
Less shares repurchased	(8,420,962)	(71,464,992)	(28,620,251)	(240,743,249)
Net increase	18,076,727	$153,275,556	4,022,563	$34,562,391

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 31

Statement of Cash Flows
FOR THE SIX MONTHS ENDED 4/30/21

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,802,975
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(612,662,538)
Proceeds from disposition and maturity of investment securities	467,570,779
Net accretion and amortization of discount/premium on investment securities	(925,685)
Net realized loss on investments in unaffiliated issuers	4,294,108
Change in unrealized depreciation on investments in unaffiliated issuers	4,477,435
Change in unrealized appreciation on forward foreign currency contracts	(84,696)
Change in unrealized depreciation on other assets and liabilities
denominated in foreign currencies	60
Increase in interest receivable	(578,693)
Decrease in other assets	8,928
Decrease in due to affiliates	(23,679)
Decrease in accrued administrator fees payable	(17,092)
Decrease in shareowner communication payable	(20,028)
Increase in Trustees’ fees payable	212
Decrease in professional fees payable	(71,078)
Increase in transfer agent fees payable	8,349
Increase in accrued expenses	50,983
Net cash, restricted cash and foreign currencies from operating activities	$(125,169,660)
Cash Flows from Financing Activities:
Proceeds from shares sold	$199,120,619
Less shares repurchased	(71,464,992)
Distributions to shareowners, net of reinvestments	(43,564,995)
Reinvestment of distributions	25,619,090
Net cash, restricted cash and foreign currencies used in
financing activities	$109,709,722
Effect of Foreign Exchange Fluctuations on Cash:
Effect of foreign exchange fluctuations on cash	$(60)
Cash, Restricted Cash and Foreign Currencies:
Beginning of period*	$27,605,699
End of period*	$12,145,701

*
The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended
	4/30/20	Year Ended
	(unaudited)	10/31/20
Cash	$12,145,701	$27,501,160
Foreign currencies, at value	—	104,539
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$12,145,701	$27,605,699

The accompanying notes are an integral part of these financial statements.
32 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Financial Highlights
	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Net asset value, beginning of period	$8.88		$8.79	$9.93	$9.59	$11.09	$10.59
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.33	$0.06	$0.31	$0.25	$0.63
Net realized and unrealized gain (loss) on investments	(0.08)		0.31	(0.65)	0.17	(0.74)	0.51
Net increase (decrease) from investment operations	$0.12		$0.64	$(0.59)	$0.48	$(0.49)	$1.14
Distributions to shareowners:
Net investment income	$(0.44)		$(0.55)	$(0.55)	$(0.14)	$(1.01) (b)	$(0.64)
Net increase (decrease) in net asset value	$(0.32)		$0.09	$(1.14)	$0.34	$(1.50)	$0.50
Net asset value, end of period	$8.56		$8.88	$8.79	$9.93	$9.59	$11.09
Total return (c)	1.43	%(d)	7.77%	(5.85)%	5.04%	(4.95)%	11.23%
Ratio of net expenses to average net assets	1.91	%(e)	1.93%	1.96%	1.95%	2.00%	2.10%
Ratio of net investment income (loss) to average net assets	4.62	%(e)	3.92%	0.68%	3.19%	2.38%	5.93%
Portfolio turnover rate	51	%(d)	60%	50%	42%	34%	29%
Net assets, end of period (in thousands)	$998,640		$876,126	$831,640	$991,447	$359,114	$161,667
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.91	%(e)	1.93%	1.96%	1.95%	2.00%	2.17%
Net investment income (loss) to average net assets	4.62	%(e)	3.92%	0.68%	3.19%	2.38%	5.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 33

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. The Fund offers shares through Amundi Distributor US, Inc. (the “Distributor”), an affiliate of the Adviser. Shares are offered at the Fund’s current net asset value (“NAV”) per share.
The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. The Adviser or the Distributor may waive the Fund’s minimum investment requirements.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements,
34 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 during the period ended April 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 35

pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
36 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 37

difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$52,200,916
Total	$52,200,916
The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$25,153,997
Capital loss carryforward	(54,477,181)
Net unrealized depreciation	(32,191,350)
Total	$(61,514,534)

38 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to wash sales, ILS securities, and mark to market of forward contracts.
E. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 39

after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to --or discontinuation of --LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Systems, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of
40 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
F.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2021 are listed in the Schedule of Investments.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 41

G.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
42 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the six months ended April 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2021, was $(674,724). There were no open forward foreign currency exchange contracts at April 30, 2021.
I.   Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund’s Statement of Assets and Liabilities includes cash on hand at the Fund’s custodian bank and does not include any short-term investments. As of and for the six months ended April 30, 2021, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 1.75% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the effective management fee was equivalent to 1.75% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to
Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 43

reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. This expense limitation is in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2021, if any, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $142,898 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $20,428 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $2,161.
4. Transfer Agent
DST Systems, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Fund	$73,485
Total	$73,485

44 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021 was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$(177,906)	$—	$—
Total Value	$—	$—	$(177,906)	$—	$—
Change in net unrealized
appreciation (depreciation) on:
Forward foreign currency
exchange contracts	$—	$—	$84,696	$—	$—
Total Value	$—	$—	$84,696	$—	$—

Pioneer ILS Interval Fund | Semiannual Report | 4/30/21 45

6. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.
Shares repurchased during the six months ended April 30, 2021 were as follows:
				Percentage
				of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/23/20	11/30/20	12/14/20	$8.48	10%	10,023,678.285	27.6125%	2,767,792.766
1/22/21	2/22/21	3/8/21	$8.50	10%	11,018,122.200	38.1843%	4,207,191.170
4/16/21	5/17/21	6/1/21	$8.58	10%	12,077,447.440	71.1356%	8,591,368.65

46 Pioneer ILS Interval Fund | Semiannual Report | 4/30/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Systems, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

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account information and transactions	1-800-225-4321

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Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 28630-06-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

NA

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NA

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.